QUEST SOLUTION

Artificial Intelligence-Based Solutions

OTCQB: **QUES**

January 2019

Safe Harbor

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of Quest Solution, Inc. and its subsidiaries (together, "Quest"). Any use or redistribution of this document or its contents without the express written consent of Quest is prohibited.

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "may", "would", "will", "expect", "estimate", "can", "believe", "potential", "target", "outlook", "plan", "objectives" and similar expressions and variations are intended to identify forward-looking statements. Those statements appear in a number of places in the presentation and include statements regarding the intent, belief or current expectations of Quest, its directors or its officers with respect to, among other things: (i) trends affecting Quest's financial condition or results of operations; (ii) Quest's financing plans; and (iii) Quest's financial targets and plans; and (iv) Quest's business and growth strategies, among other things.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. You are cautioned not to place undue reliance on these forward-looking statements, which reflect Quest's management's view only as of the date of this presentation. Quest undertakes no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

www.QuestSolution.com/investors

"Adding Intelligence To Our Future"



Quest's Business

- Leading provider of automatic, Artificial Intelligence (AI) enhanced identification and data capture solutions for:
  - Supply Chain Management
  - Parking Automation
  - Homeland Security
  - Law Enforcement
- Founded in 1994
- HQ in Salt Lake City, Utah

Financial Highlights

- Pro-forma Consolidated Revenue: $56M (TTM from 9-30-18)
- Positive Adjusted EBITDA
- Pro-forma Consolidated 9 month Sept 30, 2018:
  - Revenue: ~$46M
  - Positive Adjusted EBITDA
- Market Cap: $35M*

*As of 1/24/19

M2M - Machine to Machine


100110
101010
111110
100110
101010
111110
Server
Web Client
Automation of Parking
Safe City
Yard Management
End to End Supply Chain Solution
Spark
Amber Alerts
Car Dealerships
Schools Safety
Enterprise Parking
Search locate & Data Input
Instruct Data Processing & Decision Making
Solutions to Designated Applications

Focused on Two High Growth Markets

Smart & Safe City



Size[1]

~$1.0 Trillion

Growth Rate[1]

22.0% CAGR

Approximate Portion of Our Pro Forma Revenue

~10%

Supply Chain Management



Size[2]

~$13.0 Billion

Growth Rate[2]

12.3% CAGR

Approximate Portion of Our Pro Forma Revenue

~90%

[1] Global Smart City Market 2018-2022: Technavio (September 2018)
[2] Global Supply Chain Management Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2018 To 2026" Research and Markets (July 2018)

Customers & End Users

Government

Airports

Parking

Retail, T&L, Manufacturing, Oil & Gas

Healthcare

Smart & Safe City



Smart City Dynamics

Smart City Market

~$1.0 Trillion
22.0% CAGR

Smart City Sectors

- Smart Transportation/ Mobility
- Smart Energy
- Smart Homes
- Smart Education
- Smart Finance
- Others

Quest Focus

Automatic Vehicle Recognition Systems (VRS) + Facial Recognition

AI-based technology used to read vehicle license plates through optical character recognition on images, make, color, type

Global ANPR Systems Market

Size[1]	~$2.0 Billion
Growth Rate[1]	11.5% CAGR

[1] ANPR System Global Market Outlook (2017-2023): Research and Markets (November 2017)

Our Technology

A **world leader** in AI-based image processing solutions, delivering vehicle data for:

- Revenue control
- Management/automation of safe city sites
- Homeland security/law enforcement
- Critical facilities
- Border crossings
- Secure access control
- Logistics systems



40+ Countries Served

Competitive Advantages of Quest Solution Inc's technology:

- 99% Image Capturing Accuracy
- Rapid Identification – Speed
- Able to identify car color and make using Machine Learning
- Integration with all leading global systems
- Multiple Image Processing Patents

Approximately 15,000 cameras deployed globally with over 6,500 in the US

Traffic Management   **Law Enforcement**   Parking Automation   **Toll Collection**   **Access Control**

Installations Across Multiple Markets

Airports/Seaports



Boston Logan Intl Airport
Sacramento Intl. Airport
Salt Lake City Intl. Airport

Borders



Arizona - U.S/Mexico
San Diego – U.S/Mexico
Mexico/Guatemala

Hospitals



Hospital
- Germany

Penrose Hospital
- Colorado Springs, CO

Hotels


THE SUTTON PLACE HOT

Sutton Place Hotel
- Vancouver, Canada

Multiple Hotels
- Las Vegas, NV

Municipal Lots



New World Parking Garage
- Flushing, NY

Mart Park Wells Garage
- Chicago, IL

City Wide Municipal Parking
- Tel Aviv. Israel

Shopping Centers



AFI Palace Mega Mall
- Bucharest, Romania

Lane Cove Mall
- Sydney, Australia

Universities



Guadalajara University
- Guadalajara, Mexico

Others



Carmel Tunnels
- Haifa, Israel

Loyd Park
- Dallas, TX

Campsite
- Oberrhein, Germany

Airports


Tampa
International
Airport




SunPass Plus


PARKING OFFICE

Some of the airports we are operating at:

FORT LAUDERDALE-HOLLYWOOD INTERNATIONAL AIRPORT
BROWARD COUNTY, FLORIDA

JFK

Newark Liberty
INTERNATIONAL AIRPORT

LaGuardia
AIRPORT

DFW
DALLAS/FORT WORTH INTERNATIONAL AIRPORT

BWI

SACRAMENTO INTERNATIONAL AIRPORT

DALLAS LOVE FIELD

SJC SAN JOSE INTERNATIONAL
SILICON VALLEY'S AIRPORT

DULLES INTERNATIONAL
Your Journey Begins With Us.

Salt Lake City International Airport

ROC
greater rochester international airport

SAN ANTONIO INTERNATIONAL AIRPORT

Tampa International Airport

CHS CHARLESTON INTERNATIONAL AIRPORT

Border Crossing

Texas, U.S. – Mexico Border Crossing



U.S. – Baja, Mexico Border Crossing



And More….



HTS LPR & Car Make/Model Identification Solution
Preventing Crime, Drugs, Car Theft, Black Listed Car Penetration, etc…

Deployment in the field – Safe City

USA, Florida

Customer: Law Enforcement

Number of cameras: 100+










Supply Chain Management

Global Supply Chain Management Market Dynamics

Supply Chain Management

Size[1]	**~$13.0 Billion**
Growth Rate[1]	**12.3% CAGR**

Market Drivers

- Growth of Enterprise Mobility market
- Proliferation of online order fulfillment
- Need to eliminate manual data capture/entry errors
- Growth in size of average warehouse facility
- Explosion in consumer-grade devices

[1] Global Supply Chain Management Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies and Forecasts, 2018 To 2026" Research and Markets (July 2018)

Quest Automates Supply Chain as Systems Integrator

Ingersoll Rand Inspiring Progress · FIAT · OAKLEY · Bayer · BRIDGESTONE · NISSAN


SUPPLY CHAIN
FACTORY
Suppliers / Manufacturers
Transportation
Distribution Centers
Consumer / Shopper
Stores
CLEARANCE
SAVE
Transportation / Logistics

PFG · AmerisourceBergen · McKESSON · GFS gordon food service · FASTENAL · Ventura Foods

JO-ANN fabric and craft stores · Foot Locker · SAFEWAY · ACE Hardware · A&F · SHERWIN WILLIAMS.

GARDAWORLD · PENSKE · DHL · ICEE · SOUTHEASTERN FREIGHT LINES

Our Step-By-Step Solution

Quest offers a comprehensive portfolio of services and products in Field and Supply Chain Mobility, including consumables and printing

Consulting, Services and Support









Identify

Consumables & Printing

- Printers
- Print& Apply
- Software
- Labels, tags & ribbons (RFID and conventional)

Capture

AIDC Automatic Data Capture

- Mobile Devices
- Software (POD, DSD, Voice, Asset tracking)
- Scanners
- RFID readers

Share

Connectivity

- Wireless Infrastructure
- Security
- Mobile Device Management

Use

Data

- ERP systems
- CRM
- MRP
- Analytics

Solutions

Mobile Cloud Analytics

- Supports distribution centers and warehouses
- Increases productivity in areas like shipping, receiving, yard management, etc.



Order Entry

- Allows two-way communication with field personnel
- Eliminates the time-consuming, error-prone processes with legacy equipment



RFID

- Completed platform includes tags, readers, printers, antennas and software
- Automatically scan items passing through portal/conveyor



Warehouse Management

- Improved receiving, put away, pick, pack, confirm and shipping orders
- Solution can be integrated to major accounting systems or ERP systems

Solutions (Continued)

Barcode Scanners
- General purpose, wireless, fixed-mount, 2D bar code
- Respond to customers more quickly

Mobile Computers
- Handheld, vehicle mount, wearable, and RFID readers
- Empower team to access information, collect data and complete transactions

Printers
- Industrial, desktop, mobile and color barcode
- Assistance selecting the right printer for commercial or industrial application

RFID
- Readers, printers, labels and tags
- Enables tagging of assets, connecting items with their history, tracking information and other vital data

Tablets
- Ruggedized tablets
- Withstand harsh commercial and enterprise environments

Wireless Networking
- Wirleless LAN provides mobile users with the ability to remotely connect to network









Focused Directions & Financials

Transformation of Quest Solution

New Management • Focused Turnaround • Positioned for Growth

2017
- Entirely new Board of Directors
- New CEO, Shai Lustgarten
- Announced turnaround plan
- YE 2017: Increased stockholders' equity, cash flow and profitability

2018
- Strengthened balance sheet with debt elimination & restructure
- Acquired HTS Image Processing, Inc. (HTS) Artificial Intelligence Algorithm
- Entered Transportation Logistics market

2019 Upcoming Milestones:

- Proposed NASDAQ listing
- New Product Launches in the field of Safe City & Supply Chain Management
- New recurring revenue streams versus the one time transactions conducted today
- In house manufacturing for our needs, versus outsourcing

Salt Lake City-Based Manufacturing Facility; Supports the manufacture of new White Label products

Enables Quest to manufacture **proprietary,** ruggedized computers and electronics products

Introduction of **White Label** equipment will **enhance customer service** while **increasing margins**

Lowered cost of production per unit enables selling at less expensive yet more profitable price

Acquired facility through acquisition of HTS Image Processing, Inc. (HTS)

Enhancing model to include **manufacturing** of Supply Chain Management equipment

Strong Management Team

Executive Leadership

Shai Lustgarten, CEO & CFO (and Director)

- CEO, Micronet Limited, Inc.
- VP of Sales, Marketing and CMO, TAT Technologies

Ron Aharon, Director of Finance

- CFO, Fintech online trading platform technologies group
- CFO at Malrag Ltd infrastructure domain
- CFO, Direct Investments House, Ltd. Group

Directors

Andrew J. MacMillan, Independent Director

- Independent management consultant providing marketing and communications advisory since 2010
- Director of Global Communications & Marketing, AXA Rosenberg from 2007-2010
- Corporate communications roles at Ameriprise Financial, Barclays Capital, Nasdaq and Credit Suisse First Boston
- Former investment banker and acquisition officer
- MBA, Harvard University

Neev Nissenson, Independent Director

- CEO, Hotwine, Inc., which he founded in 2015
- CFO, Hypnocore, Ltd.

Yaron Shalem, Independent Director

- CFO, Singulariteam VC since April 2014
- CFO, Mobli Media Inc. from January 2014 to December 2016

Inaugural members will supercharge Quest's strategic growth as a leading provider of technology solutions

Mina Teicher

- Professor of Mathematics and Neural-Computation with work spanning several academic domains, including Computer Vision, Cryptography and Cyber Security
- Former Chief Scientist of the Israeli government
- Chair of the Innovation group for Future and Emerging Technologies of the European Commission
- Vice-President of the UNESCO Complex Systems Digital Campus
- Leading member of numerous scientific institutions, including the USA Brain Initiative, Israel National Committee for International R&D and Emmy Noether Research Institute at Bar-Ilan University
- Author of more than 140 refereed journal publications, 40 manuscripts and 5 books

Yair Grinberg

- Strategic consultant to leading technology companies and venture funds in domains such as Quantum communications
- Served as CEO of SofaWare, the inventor of enterprise-class, HW-based security solutions (acquired by Check Point Software Technologies)
- Led entry into the Network Management sector as Vice President at Amdocs, a provider of software support systems for Communications and Media companies
- Served as founding CTO for Rada, a defense electronics developer of specialized airborne and ground data acquisition/analysis systems

Moving Up The Value Chain


Margins
Big Data
AI-Based Image Processing
Software for Supply Chain Applications (Route Edge)
Mobile Cloud Analytics
Industrial Internet of Things (IIoT) and RFID Solutions
Infrastructure, Networking, Security & Management
Hardware Supplies & Accessories
Legacy Offerings
New Offerings
Future

Financial Highlights (as of September 30, 2018)

Trailing twelve month revenue of **$56M** with **positive adjusted EBITDA** (from 9-30-18)

Recent acquisition of HTS adds **~$10M** in trailing twelve month revenue (from 9-30-18)

Increasing margins as company focuses on proprietary software solution offerings & in house manufacturing

Approximately $3M in annualized expenses have been removed to date

Quest Solution Inc. Income Statement Summary

Condensed Consolidated Statements of Operations & Comprehensive Loss (unaudited)	9 months ending September 30,	
	2018	2017
Total Revenues	$42,368,904	$40,886,754
Total Cost of Goods Sold	33,687,461	32,263,124
Gross Profit	8,681,443	8,623,630
Total Operating Expenses	10,630,233	9,128,813
Income (loss) from operations	(1,948,790)	(505,183)
Total Other Expenses	(2,343,601)	(1,085,905)
Net Loss attributable to common stockholders	(4,479,237)	(1,823,568)
Adjusted EBITDA*	1,460,000	1,400,000

*To help understand Quest's financial performance it has supplemented its financial results that it provides in accordance with GAAP with certain non-GAAP financial measures. The method Quest uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with Quest's consolidated financial statements prepared in accordance with GAAP. See Adjusted EBITDA reconciliation on slide 40

Quest Solution, Inc. & HTS Image Processing, Inc. Pro-Forma Income Statement

Proforma Condensed Combined Statements of Income & Comprehensive Loss (unaudited) for the 9 months ended 9/30/18 (in thousands)	Historical		Pro-Forma	
	Quest	HTS	Adjustments	Combined
Revenues	$42,368	$6,419	(2,913)*	45,874
Cost of Revenue	33,687	3,581	(2,635)*	34,633
Gross Profit (loss)	8,681	2,838	(278)	11,241
Total Operating Expenses	10,630	2,318	(278)	12,670
Income from operations	(1,949)	520		(1,429)
Other Income (expenses)	(2,344)	(336)		(2,680)
Net Income (loss)	(4,337)	58		(4,280)

*The Pro Forma Income Statement has been adjusted to eliminate certain intercompany items.

Attractive valuation compared to peers as evidenced by recent transactions

Motorola Solutions Acquires VaaS International Holdings, Leader in Data and Image Analytics for Vehicle Location	$445 million in a combination of cash and equity
	4.5x projected 2019 revenue of $100 million

Intel Acquires Mobileye, global leader in the development of computer vision & machine learning, data analysis, localization & mapping for advanced driver assistance systems & autonomous driving	84% of Mobileye's outstanding shares for $15.3 billion
	43x revenue of $358 million

Growth Strategy

- Increased focus on higher margin hardware and software solutions in addition to value-added services as integrators. SaaS & rev share revenue streams
- Further integration of AI-based technology into solution offerings to drive competitive advantage and entry into Big Data market
- Continued expansion into new verticals including Security, Traffic Management, Parking Management, Access Control and more
- Consolidation of operations and realization of efficiencies to drive sustained profitability

Company Capitalization

Outstanding Securities	as of 1/14/19
Common Stock	71,918,659
Series C Preferred Stock*	4,828,530
Options (WAEP: $0.19)	21,401,000
Warrants (WAEP: $0.23)	5,600,000

*Each Series C preferred share outstanding is convertible into one (1) share of common stock of Quest Solution, Inc.

Investment Considerations

- Attractive valuation compared to peers
  - VaaS Intl. Holdings acquired in January of 2019 for **4.5X** projected revenue by Motorola Solutions, Inc.

- Addressing large and growing market segments



Smart & Safe City:
$1 trillion market with annual growth rate of 22%



Supply Chain Management:
$13 billion market with annual growth rate of 12.3%

- AI/Big Data capabilities are competitive advantage as Fortune 500 client base seeks to maximize their ability to capture and capitalize on behavior and patterns

- Successful completion of turnaround; now poised for growth
- Adding Intelligence to our future!





Appendix

QUEST SOLUTION

Supply Chain Mobility & Artificial Intelligence-Based Solutions

Consult | Design | Deploy | Manage

Scalable license plate recognition (LPR) and vehicle recognition system as a Software-as-a-Service (SaaS)



Analysis of data and reporting of essential insights



Collection and transmission of data



Processing of information received from imaging units



Image capturing with 99% accuracy

Opportunity to sell collected data and analytics to enterprises in end-user industries

Big Data Market

Size[1]	**~$65.0 Billion**
Growth Rate[1]	**14.0% CAGR**

Market Drivers

~$10 Per Record/ License Plate Number[2]

- Artificial intelligence
- Proliferation of real-time data from mobile devices, web, social media applications and more
- Demand for new insights that drive competitive advantage

[1] The Big Data Market: 2018 - 2030 - Opportunities, Challenges, Strategies, Industry Verticals & Forecasts: Research and Markets (June 2018)
[2] Data Brokers Are Now Selling Your Car's Location for $10 Online: Forbes (July 2013)

AI will generate up to $2 trillion[1] in additional value in Supply Chain and Manufacturing

Integration of recently acquired AI technology into Supply Chain offering allows for **24/7 automated logistics monitoring and optimization**

Machine learning-based pattern recognition **enhances decision-making processes**

Creating **operational efficiencies** to benefit both Quest customers and end consumers



[1] Notes From The AI Frontier: Insights From Hundreds of Use Cases – McKinsey & Company (April 2018)

Quest Solution, Inc. & HTS Image Processing, Inc. Pro-Forma Balance Sheet Summary

Pro-forma Condensed Combined Balance Sheet as of 9-30-18 (unaudited)* (in thousands)	Historical		Pro Forma	
	Quest	HTS	Adjustments	Combined
Cash	$56	$770		$826
Restricted Cash	532	-		532
Accounts Receivable, Net	10,669	4,030	(1,909)(a4)	12,790
Inventories, net	1,058	1,421		2,479
Prepaid expenses and other current assets	413	171		584
TOTAL CURRENT ASSETS	12,728	6,392	(1,909)	17,211
Goodwill	10,114	2,684	6,397(a)	19,195
TOTAL ASSETS	29,333	9,255	4,488	43,076
CURRENT LIABILITIES				
Accounts payable and accrued liabilities	11,409	2,466	(578)(a4)	13,297
Line of credit	4,637	-		4,637
Accrued payroll and sales tax	2,381	137		2,518
Current portion of note payable	8,752	-		8,752
Notes payable, related party	426	127		553
Other current liabilities	119	3,970	(1,331)(a4)	2,758
TOTAL CURRENT LIABILITIES	27,733	6,600	(1,909)	32,524
LONG TERM LIABILITIES				
Note payable, related party	1,704	-	(1,000)(a2)	2,704
Long term portion of note payable	130	-		130
Other long term liabilities	431	2,652		3,083
TOTAL LIABILITIES	30,003	9,352	(909)	38,446
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	29,333	9,255	4,488	43,076

*See notes on slide 38

Quest Solution, Inc. & HTS Image Processing, Inc. Pro-Forma Balance Sheet Summary

Notes:

(a) This entry reflects the preliminary allocation of the purchase price to identifiable net assets acquired and the excess purchase price to Goodwill as follows:

Book value of net assets acquired	-
HTS's equity	(97)
Preliminary fair value adjustment of HTS	-
Preliminary estimate of fair value of identifiable net assets (liabilities) acquired	(97)
Goodwill	6,397

(a1) The Pro Forma Balance Sheet has been adjusted to eliminate the historical shareholders' equity accounts of HTS.

(a2) The Pro Forma Balance Sheet has been adjusted by the amount of cash investment required pursuant to the terms of the Asset Purchase Agreement.

(a3) The Pro Forma Balance Sheet has been adjusted by the amount of common stock issued to the sellers pursuant to the terms of the Asset Purchase Agreement.

(a4) The Pro Forma Balance Sheet has been adjusted by the amount of related party balances.

Objective

Continue to drive significant balance sheet improvement

Progress

Increased stockholders' equity by **$15M** since June 30, 2017

Eliminated certain debt and enhanced financial strength, resulting in **millions of future cash savings**

Increased Adjusted EBITDA and profitability will drive future improvement to the balance sheet

Quest Solution, Inc. Adjusted EBITDA Reconciliation

Reconciliation of GAAP Measures to Non-GAAP Measures (unaudited)	9 months ending September 30, 2018	2017
Net Loss	$(4,336,747)	$(1,682,497)
Income Taxes	44,356	91,409
Depreciation & Amortization	1,312,218	1,324,345
Interest Expense	962,769	1,075,147
Non Cash stock compensation	1,124,553	565,593
Debt conversion expenses	1,264,237	-
Restructuring Expenses	-	26,880
One time nonrecurring costs	1,088,730	7,001
Adjusted EBITDA*	1,460,116	1,407,879

*The merger related costs are fees from an independent valuation firm and legal firm which were related to the business acquisitions.

To help understand Quest's financial performance it has supplemented its financial results that it provides in accordance with GAAP with certain non-GAAP financial measures. The method Quest uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with Quest's consolidated financial statements prepared in accordance with GAAP. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Please refer to the financial tables included above for a reconciliation of generally accepted accounting principles in the United States ("GAAP") to non-GAAP results. We present Adjusted EBITDA because we believe it assists investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance.